SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 10, 2006

LEVI STRAUSS & CO.
(Exact name of registrant as specified in its charter)

Delaware (State or Other jurisdiction of Incorporation)	002-90139 (Commission File Number)	94-0905160 (I.R.S. Employer Identification No.)
1155 BATTERY STREET
SAN FRANCISCO, CALIFORNIA 94111
(Address of principal executive offices, including zip code)
(415) 501-6000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01      Entry into a Material Definitive Agreement.
On March 10, 2006, Levi Strauss & Co. (the “Company”) entered into a purchase agreement with Banc of America Securities LLC, Citigroup Global Markets Inc., Banc of America Securities Limited and Citigroup Global Markets Limited, as representatives of the initial purchasers named therein, to sell $350.0 million aggregate principal amount of 8.875% Senior Notes due 2016 (the “Dollar Notes”) and €100.0 million aggregate principal amount of Euro denominated 8.625% Senior Notes due 2013 (the “Euro Notes” and together with the Dollar Notes, the “Notes”) in accordance with a private placement conducted pursuant to Rule 144A and Regulation S under the Securities Act of 1933.
The initial purchasers and their affiliates have performed certain investment banking and advisory services and general banking and financing services for the Company from time to time for which they have received customary fees and expenses. Bank of America, N.A., an affiliate of Banc of America Securities LLC and Banc of America Securities Limited, is an agent and a lender under the Company’s senior secured revolving credit facility and the Company’s senior secured term loan, and affiliates of certain of the other initial purchasers may be lenders under the Company’s senior secured revolving credit facility and/or the Company’s senior secured term loan. The net proceeds from the offering of the Notes will be used to repay amounts outstanding under the Company’s senior secured term loan, including amounts owed to Bank of America, N.A. The initial purchasers and their affiliates may, from time to time in the future, engage in transactions with and perform services for the Company in the ordinary course of their business for which they have received, or will receive, customary fees or expenses.
Item 9.01      Financial Statements And Exhibits.
(d)   Exhibits.
10.1	Form of Purchase Agreement, dated March 10, 2006, between Levi Strauss & Co. and Banc of America Securities LLC, Citigroup Global Markets Inc., Banc of America Securities Limited and Citigroup Global Markets Limited in respect of private placement of 8.875% Senior Notes due 2016 and Euro denominated 8.625% Senior Notes due 2013.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEVI STRAUSS & CO.
DATE: March 13, 2006	By:	/s/ Heidi L. Manes
		Name:	Heidi L. Manes
		Title:	Vice President, Controller

EXHIBIT INDEX

Exhibit Number	Description
10.1	Form of Purchase Agreement, dated March 10, 2006, between Levi Strauss & Co. and Banc of America Securities LLC, Citigroup Global Markets Inc., Banc of America Securities Limited and Citigroup Global Markets Limited in respect of private placement of 8.875% Senior Notes due 2016 and Euro denominated 8.625% Senior Notes due 2013.